707472.0021/8391699.1 NAUTILUS, INC. INVESTOR DAY OUTLINES LONG-TERM STRATEGIC PLAN Company Provides Financial Aspirations for Fiscal Year 2026 Including $1 Billion in Revenue and Two Million Digital Members VANCOUVER, WASHINGTON, March 18, 2021 - Nautilus, Inc. (NYSE: NLS) today hosted its Virtual Investor Day and unveiled the Company’s long-term strategic plan, North Star: Journey to 2026, to unlock sustainable growth and digitally transform the Company. Jim Barr, Nautilus Chief Executive Officer, was joined by other members of the executive team to introduce the “new” Nautilus. The team discussed its view of the enhanced home fitness market opportunity, how Nautilus is well-positioned for continued growth, pointed to strong momentum which began even before the pandemic, and how the Company leveraged pandemic demand to not only grow but also create durable assets for the long-run. The day featured a detailed presentation of Nautilus’ long-term vision and strategic direction and its ambitious long- term objectives. “My goal since joining Nautilus over 18 months ago, was to leverage our many strengths to transform into a company that empowers healthier living through individualized connected fitness experiences. I am pleased to say, we are well down the path to transforming into the “new” digital Nautilus and our North Star strategy has us well positioned to dramatically expand all areas of our business in the coming years,” said Jim Barr, Nautilus Inc. Chief Executive Officer. “The five key strategic pillars of North Star we outlined during our virtual investor day have us well positioned to achieve many aspirations including revenue of $1 billion and two million digital members by the end of fiscal 2026.” Mr. Barr continued, “Today, we are not a one product driven company but a much more diversified revenue platform with a rapidly growing digital component enabling all consumers to rely on Nautilus for their entire fitness journey. We operate in a very dynamic industry with a profoundly expanded opportunity that includes changing consumer habits, technology preferences, and connectedness providing us a way to help our consumers on all aspects of their journey. The North Star strategy will ensure the “new” Nautilus will properly leverage our leading brands, products, innovation, distribution and digital assets to build a healthier world, one person at a time.” During the Investor Day, management highlighted the Company’s core strengths to achieve its long-term aspirations: Strong Brands Nautilus has great brands with very high consumer recognition, resulting from many years of building great products and investing in them. The Company’s brands stand for high quality and good value. Bowflex started the home fitness movement over 35 years ago and is one of the three leading brands in the at-home fitness category, trusted by over one million people. Bowflex has a strong foundation of quality and broad assortment, both strength where the brand has its roots, and cardio, with its award-winning Exhibit 99.2

707472.0021/8391699.1 bikes, treadmills, and exclusive MAX high-intensity trainer. Schwinn has been around for 125-years and is the most respected name in upright and recumbent bikes, group indoor cycling, and other cycling-related exercise equipment. Hardware and Innovation Heritage The Company’s brands and long-standing track record of innovation has allowed the Company to be a leader in the home fitness market for 35 years. Innovation is in the Company’s DNA with over 300 patents and a history of delivering high quality, award-winning modalities. Nautilus has had success with products across all modalities of fitness and going forward every product launched will be connected to the Company’s JRNY ecosystem. In today’s environment of bringing the entire gym and personal trainer into one’s home, Nautilus is uniquely positioned to offer the full experience. Broad Distribution Over many years, the Company has built an incredible network of retail partners, which, combined with its Direct-to-Consumer roots, gives Nautilus an omni-channel experience. The Company leverages an expanding stable of retail partnerships, both in brick and mortar stores and online, and augments these further with international distributors. In the US and Canada, the Company partners with some of the largest players in the industry, and internationally, partners with over 40 distributors in 80+ countries. Nautilus makes it easy for consumers to shop its brands, offering choice in when, where and how they purchase. During the Investor Day, management outlined the five strategic pillars of the Company’s North Star strategy: Adopt a Consumer First Mindset Nautilus has been successful in developing innovative, award-winning products and will leverage that strength in order to become consumer-obsessed in everything it does. Adopting a consumer first mindset means looking at how Nautilus helps its consumers across every aspect of their journey. The Company has restructured its product development approach to gather consumer input at the very beginning of the process and started testing its marketing messaging early in the development cycle to ensure its communications are driving an emotional connection with the consumer. The Company has moved from traditional product management to category management, whereby category managers own a portfolio and a P&L, find white spaces, and advocate for projects that drive customer success. Nautilus will focus its product portfolio in the mid and premium tiers of the category and going forward the brand portfolio will be Bowflex, Schwinn and JRNY. Bowflex is the Company’s premium connected brand that offers a broad assortment of strength and cardio products; Schwinn is the specialty brand, singularly focused on mid-priced bikes; and JRNY is the ingredient brand that offers variety and makes both Bowflex and Schwinn better and stronger. Importantly, this refined brand portfolio allows Nautilus to invest appropriately to accelerate each brand’s growth. Scale a Differentiated Digital Offering A strong JRNY Platform will enable the Company to give its consumers the best, connected fitness experience. Nautilus has an amazing combination to offer: high quality, innovative physical equipment combined with a digital platform that allows members to get a personalized workout that includes

707472.0021/8391699.1 coaching and entertainment at an incredible value. JRNY creates a highly personalized fitness experience, allowing end-users to both personalize the experience themselves by deciding how they want to work out and, through Artificial Intelligence, making sure that each workout is unique and pushes their fitness. JRNY is a platform that crosses modalities and makes life easier for members by bringing things together as they plan, execute and track towards their fitness goals. Today, there are two versions of JRNY: embedded screen equipment that features JRNY and the app which can be downloaded on iOS or Android phones or tablets, referred to as Bring Your Own Device (BYOD). The Company plans to scale JRNY through its large current and future customer base and look for partnerships to accelerate its growth. Focus Investments on Core Businesses Nautilus will be disciplined about investments across brands, sectors, consumer segments, products and geographies making fewer, bigger and bolder bets. In 2020, Nautilus made the decision to focus on Home Fitness and sold its commercially focused brand Octane Fitness. Nautilus has already discontinued the Universal brand and is in the process of evaluating next steps for the Nautilus brand. The Company plans to have a more focused and deliberate portfolio, where each product within each brand will have a clear identified reason for being, all centered on what the consumer wants. Focused international growth will be a large growth opportunity and the Company has identified which countries it believes represent the best profit pools. Nautilus intends to partner with leading retailers in those countries, in addition to exploring the idea of bringing its Direct-to-Consumer business to top markets where it already has a strong presence and brand awareness. International will not be meaningful in the first 5-year period of North Star, but the Company believes it will be a strong driver of growth beyond 2026. Evolve Supply Chain to be Strategic Advantage Nautilus will transform its supply chain into a strategic advantage. In 2020, this became mission-critical and the Company worked to increase capacity of up to five times the level it entered the year with. In the short term, the Company plans to continue its progress to bring capacity more in line with the new levels of elevated demand. In the long term, the Company will work to create geographic diversity to reduce its risk and transport times. Build Organizational Capabilities to Win The most important platform of Nautilus’ strategic plan is unleashing the power of its team. The profound change in the Company’s digital transformation must be carefully sequenced and managed and requires existing skills be leveraged in new ways and requires new capabilities. Nautilus has assembled a talented and diverse group of leaders, who have already delivered record revenue, cash flow and earnings in 2020 and are determined to win long-term. Every one of the Company’s leaders is passionate about people development and the Company’s people are the foundation for North Star and are all pulling in this direction. As part of the Company’s North Star strategy, management also provided the following financial aspirations for 2026: 2 million digital members The Company has the opportunity to scale JRNY so that it gets the platform used by as many people as possible though it’s embedded screen products, BYOD products, and non-connected products. Today, the Company attaches and activates JRNY to the embedded screen products at a high rate and

707472.0021/8391699.1 has a strong outlook for sales with hundreds of thousands forecast this year. In the past quarter alone, Nautilus has seen a 4x increase in members since launching the VeloCore bike and connected treadmills. On top of that, the Company has hundreds of thousands of BYOD products that have shipped in the last few years and is seeing great demand moving forward. Layer on top the millions of non- connected products out in the field. Nautilus sees a lot of opportunity to grow the JRNY member base internationally as it deploys JRNY products into existing and new markets. Additionally, the Company will look to expand JRNY’s presence through strategic partnerships – wearables, SmartTvs, commercial gym operators, etc. - to help JRNY reach greater scale. $1 billion in total revenue by FYE 2026 There has been a structural change in the fitness industry as some portion of gym-goers have permanently shifted into home fitness and the Company is well-positioned to capitalize on the growth in its industry. Nautilus has built a strong foundation – combining the core strengths of the Company with new assets that the executive team has built over the last six quarters. Nautilus is planning on a 5-year CAGR of 10% and on the equipment side of 6%. The Company does not expect revenue growth to be linear on a quarterly basis. At least 20% of total revenue from digital subscriptions The planned growth in digital revenue leverages Nautilus ecosystem and the Company has a short-term goal to cross 250,000 members by the end of fiscal year 2022. At least 10% annual operating margins Once North Star is fully executed, the Company will be a digitally forward company with an improved earnings profile and more prepared to deliver sustainable, profitable growth. A more reliable revenue stream combined with higher gross margins will help create a path to sustainable operating margins of at least 10%. Nautilus operates in an attractive, dynamic industry with structural, long-term changes underway based on evolving consumer needs. The Company’s brands, products, distribution and digital assets have it well positioned to grow within this industry. Nautilus has made excellent progress over the past six quarters and has transitioned from the old Nautilus, focused on inventing the next “hero’ product, to the new Nautilus, focused on the consumer and creating a holistic, connected fitness experience. After an in-depth assessment of the Company’s strengths and weaknesses, the management team implemented their North Star strategy to leverage those considerable strengths and make durable changes to usher the Company forward in its digital transformation. The North Star strategy has Nautilus moving in the right direction and early points on the board provides the Company confidence it can achieve its goals and financial aspirations. The Investor Day presentation and an archived replay of the webcast are available on the Investors section of Nautilus’ website at http://www.nautilusinc.com. About Nautilus, Inc. Headquartered in Vancouver, Washington, Nautilus, Inc. (NYSE: NLS) is a global technology driven fitness solutions company that believes everyone deserves a fit and healthy life. With a brand portfolio including Bowflex®, Nautilus®, Schwinn® and JRNY®. Nautilus, Inc. develops innovative products to support healthy

707472.0021/8391699.1 living through direct and retail channels. Nautilus, Inc. uses the investor relations page of its website (www.nautilusinc.com/investors) to make information available to its investors and the market. Forward-Looking Statements This presentation includes forward-looking statements (statements which are not historical facts) within the meaning of the Private Securities Litigation Reform Act of 1995, including: projected, targeted or forecasted financial and operating results, including FYE26 financial aspirations, anticipated demand for the Company's new and existing products, statements regarding the Company's prospects, resources or capabilities; planned investments, strategic initiatives and the anticipated or targeted results of such initiatives, including targeted number of JRNY memberships; the effects of the COVID-19 pandemic on the Company’s business; and planned operational initiatives and the anticipated cost-saving results of such initiatives. All of these forward-looking statements are subject to risks and uncertainties that may change at any time. Our financial results could also be impacted by our sale of Octane Fitness and the impact of any divestiture or separation transaction on our remaining business. Factors that could cause Nautilus, Inc.’s actual expectations to differ materially from these forward-looking statements also include: weaker than expected demand for new or existing products; our ability to timely acquire inventory that meets our quality control standards from sole source foreign manufacturers at acceptable costs; risks associated with current and potential delays, work stoppages, or supply chain disruptions caused by the COVID-19 pandemic, including shipping delays due to the severe shortage of shipping containers; an inability to pass along or otherwise mitigate the impact of raw material price increases and other cost pressures, including unfavorable currency exchange rates and increased shipping costs; experiencing delays and/or greater than anticipated costs in connection with launch of new products, entry into new markets, or strategic initiatives; our ability to hire and retain key management personnel; changes in consumer fitness trends; changes in the media consumption habits of our target consumers or the effectiveness of our media advertising; a decline in consumer spending due to unfavorable economic conditions; risks related to the impact on our business of the COVID-19 pandemic or similar public health crises; softness in the retail marketplace; changes in the financial markets, including changes in credit markets and interest rates and the impact of any future impairment. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission, including the “Risk Factors” set forth in our Annual Report on Form 10-K, as supplemented by our quarterly reports on Form 10-Q. Such filings are available on our website or at www.sec.gov. You are cautioned that such statements are not guarantees of future performance and that our actual results may differ materially from those set forth in the forward-looking statements. We undertake no obligation to publicly update or revise forward-looking statements to reflect subsequent developments, events or circumstances. Investor Relations: John Mills ICR, LLC 646-277-1254 john.mills@ICRinc.com Media Contacts: John Fread Nautilus, Inc. 360-859-5815 jfread@nautilus.com

707472.0021/8391699.1 Carey Kerns The Hoffman Agency 503-754-7975 ckerns@hoffman.com